UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                September 8, 1998
                        ---------------------------------
                        (Date of earliest event reported)

Commission File Number: 0-18201

                             EQUIVEST FINANCE, INC.
                             ---------------------
             (Exact name of Registrant as specified in its charter)

Florida                                                            59-2346270
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(State or other jurisdiction of         (I.R.S. Employer Identification  No.)
Incorporation or organization)

2 CLINTON SQUARE, SYRACUSE, NEW YORK                                    13202
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(Address of principal executive offices)                            (Zip code)

Registrant's telephone number, including area code:  (315) 422-9088


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Item 5. Other Events

      On September 8, 1998, Judge Stephen D. Gerling of the U.S. Bankruptcy Court for the Northern District of New York (the "Bankruptcy Court") entered an order (the "Order") in the bankruptcy case (the "Case") of The Bennett Funding Group, Inc. and certain affiliates (collectively, the "Debtors"), finding that Resort Funding, Inc. had established "exceptional circumstances" to justify amending the Bankruptcy Court's November 5, 1997 order (the "November 1997 Order"). The Order resulted from Resort Funding, Inc.'s motion to modify the November 1997 Order to correct certain mistakes and to authorize a release of property of which Resort Funding, Inc. is the equitable owner.

      The Order provides, among other things, that the trustee in the Case is authorized to convey to Resort Funding, Inc. all of the Debtors' right, title and interest in certain timeshare receivables and acquisition and development loans, and to execute such documents reasonably necessary to transfer such rights to Resort Funding, Inc.

Item 7. Exhibits

99. Memorandum-Decision, Findings of Fact, Conclusions of Law and Order dated September 8, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EQUIVEST FINANCE, INC.


Date September 16, 1998       /s/ Gerald L. Klaben, Jr.
                              ------------------------------
                              Gerald L. Klaben, Jr.
                              Executive Vice President/Chief
                                Financial Officer


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